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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2017

JBG SMITH PROPERTIES
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	No. 001-37994 (Commission File Number)	No. 81-4307010 (IRS Employer Identification No.)
2345 Crystal Drive, Suite 1100 Arlington, Virginia (Address of Principal Executive offices)		22202 (Zip Code)

Registrant's telephone number, including area code: (703) 769-8200

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 8.01    Other Events.

              In connection with the planned spin-off on July 17, 2017 of JBG SMITH Properties, a subsidiary of Vornado Realty Trust ("Vornado") which will hold Vornado's Washington, DC business, currently known as Vornado/Charles E. Smith, and which, immediately following the spin-off, will be combined with the operating company and certain assets of The JBG Companies, the information statement attached hereto as Exhibit 99.1 will be distributed to Vornado common shareholders as of July 7, 2017.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits.

99.1	Information Statement of JBG SMITH Properties dated June 27, 2017.

 SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES (Registrant)
By:	/s/ STEPHEN W. THERIOT
	Name:	Stephen W. Theriot
	Title:	Chief Financial Officer

Date: June 27, 2017

 Exhibit Index

99.1	Information Statement of JBG SMITH Properties dated June 27, 2017.

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  Items 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index